                                                                    EXHIBIT 99.1

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC3

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                           $650,000,000 (APPROXIMATE)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2004-BC3

                                   [SURF LOGO]

                           LITTON LOAN SERVICING, L.P.
                                    SERVICER

                             J.P. MORGAN CHASE BANK
                                     TRUSTEE

                                SEPTEMBER 7, 2004

--------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC3

The attached tables and other statistical analyses (the "Computational Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

--------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance           $25,980,184
Aggregate Original Principal Balance              $26,043,100
Number of Mortgage Loans                                  636

                                 MINIMUM    MAXIMUM   AVERAGE (1)
                                --------   --------   -----------
Original Principal Balance      $ 12,980   $115,800    $ 40,948
Outstanding Principal Balance   $ 12,912   $115,721    $ 40,849

                                 MINIMUM    MAXIMUM    WEIGHTED AVERAGE (2)
                                 -------    -------    --------------------
Original Term (mos)                180         360              184
Stated remaining Term (mos)        173         357              180
Loan Age (mos)                       2           7                4
Current Interest Rate            6.250%     13.650%          10.272%
Original Loan-to-Value           82.33%     100.00%           99.73%
Credit Score (4)                   588         806              660

                                 EARLIEST     LATEST
                                 --------    --------
Maturity Date                    02/01/19    06/01/34

                          PERCENT OF                               PERCENT OF
LIEN POSITION           MORTGAGE POOL   YEAR OF ORIGINATION       MORTGAGE POOL
-------------           -------------   -------------------       -------------
1st Lien                     0.00%      2003                           0.00%
2nd Lien                   100.00       2004                         100.00

OCCUPANCY                               LOAN PURPOSE
Primary                    100.00%      Purchase                      79.08%
Second Home                  0.00       Refinance - Rate/Term          1.80
Investment                   0.00       Refinance - Cashout           19.12

LOAN TYPE                               PROPERTY TYPE
Fixed Rate                 100.00%      Single Family                 77.08%
ARM                          0.00       Rowhouse                       0.00
                                        Townhouse                      0.52
AMORTIZATION TYPE                       Condominium                    5.72
Fully Amortizing            14.12%      Two- to Four-Family            1.81
Interest-Only               85.88       Planned Unit Development      14.87
Balloon                      0.00       Manufactured Housing           0.00

(1)   Sum of Principal Balance divided by total number of loans.

(2)   Weighted by Outstanding Principal Balance.

(3)   Adjustable Rate Mortgage Loans only.

(4)   Minimum and Weighting only for loans with scores.

MORTGAGE RATES

                                           AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                           PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE     PERCENT
                            NUMBER OF       BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL      FULL
RANGE OF MORTGAGE RATES  MORTGAGE LOANS   OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING    LTV     DOCUMENTATION
6.001% to 6.500%               3          $   114,858      0.44%      6.345%    673      $  38,286     99.99%     100.00%
7.001% to 7.500%               1               86,900      0.33       7.375     672         86,900    100.00      100.00
7.501% to 8.000%               2               79,126      0.30       7.996     739         39,563    100.00      100.00
8.001% to 8.500%              32            1,212,839      4.67       8.458     673         37,901     99.98       90.25
8.501% to 9.000%              42            2,001,047      7.70       8.896     675         47,644     99.83       82.74
9.001% to 9.500%              98            4,207,727     16.20       9.401     652         42,936     99.56       75.23
9.501% to 10.000%             87            3,562,762     13.71       9.926     681         40,951     99.60       20.05
10.001% to 10.500%           107            4,436,349     17.08      10.381     662         41,461     99.78       20.17
10.501% to 11.000%           140            5,577,280     21.47      10.854     656         39,838     99.77       34.42
11.001% to 11.500%            53            2,091,464      8.05      11.287     641         39,462     99.85       56.38
11.501% to 12.000%            49            1,719,624      6.62      11.891     644         35,094     99.77       40.14
12.001% to 12.500%            13              532,980      2.05      12.338     634         40,998    100.00       43.69
12.501% to 13.000%             5              162,915      0.63      12.796     645         32,583     97.56       38.89
13.001% to 13.500%             3              168,327      0.65      13.254     635         56,109    100.00       33.07
13.501% to 14.000%             1               25,984      0.10      13.650     606         25,984    100.00      100.00
TOTAL:                       636          $25,980,184    100.00%     10.272%    660      $  40,849     99.73%      46.08%

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 6.250% per annum to 13.650% per annum and the weighted average Mortgage Rate of the Rate Mortgage Loans was approximately 10.272% per annum.

REMAINING MONTHS TO STATED MATURITY

                                           AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
     RANGE OF                              PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE     PERCENT
 REMAINING MONTHS           NUMBER OF       BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL      FULL
TO STATED MATURITY       MORTGAGE LOANS   OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING    LTV     DOCUMENTATION
169 to 180                    602         $24,596,990      94.68%   10.243%     661      $  40,859    99.73%        45.65%
229 to 240                     29           1,170,307       4.50    10.830      639         40,355    99.63         50.63
349 to 360                      5             212,886       0.82    10.588      632         42,577    99.99         71.20
TOTAL:                        636         $25,980,184     100.00%   10.272%     660      $  40,849    99.73%        46.08%

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 173 months to 357 months and the weighted average remaining term to stated maturity of the Mortgage Loans was approximately 180 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                               AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                               PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE      PERCENT
RANGE OF ORIGINAL MORTGAGE      NUMBER OF       BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL       FULL
 LOAN PRINCIPAL BALANCES     MORTGAGE LOANS   OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING    LTV     DOCUMENTATION
$50,000 or less                   487         $15,779,402      60.74%    10.283%     660     $  32,401    99.70%       43.43%
$50,001 to $100,000               148          10,085,061      38.82     10.245      660        68,142    99.78        50.76
$100,001 to $150,000                1             115,721       0.45     11.200      666       115,721    99.48         0.00
TOTAL:                            636         $25,980,184     100.00%    10.272%     660     $  40,849    99.73%       46.08%

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $12,912 to approximately $115,721 and the average outstanding principal balance of the Mortgage Loans was approximately $40,849.

PRODUCT TYPES

                                               AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                               PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE     PERCENT
                                NUMBER OF       BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL      FULL
      PRODUCT TYPES          MORTGAGE LOANS   OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING    LTV     DOCUMENTATION
Balloon Loans                     528         $22,311,170     85.88%     10.257%     660     $  42,256    99.73%        46.46%
15 to 19 Year Fixed Loans          74           2,285,820      8.80      10.102      669        30,889    99.80         37.70
20 to 24 Year Fixed Loans          29           1,170,307      4.50      10.830      639        40,355    99.63         50.63
30 Year Fixed Loans                 5             212,886      0.82      10.588      632        42,577    99.99         71.20
TOTAL:                            636         $25,980,184    100.00%     10.272%     660     $  40,849    99.73%        46.08%

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                               AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                               PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE     PERCENT
  STATE DISTRIBUTIONS           NUMBER OF       BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL      FULL
OF MORTGAGED PROPERTIES      MORTGAGE LOANS   OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING    LTV     DOCUMENTATION
Alabama                            4          $   130,589       0.50%    11.141%     626     $  32,647    100.00%     67.60%
Arizona                           43            1,451,578       5.59     10.065      673        33,758     99.98      39.17
Arkansas                           3               80,244       0.31     11.601      649        26,748     96.51      46.76
California                       126            7,139,992      27.48      9.836      658        56,667     99.67      54.94
Colorado                          20              868,163       3.34     10.641      659        43,408     99.36      42.55
Connecticut                        5              206,052       0.79     10.476      674        41,210    100.00      17.49
Florida                           55            1,900,774       7.32     10.231      656        34,560     99.52      43.61
Georgia                            8              266,174       1.02     10.508      660        33,272     99.59      48.14
Illinois                          19              749,513       2.88     10.362      673        39,448     99.82      41.51
Indiana                            3              124,804       0.48      8.886      621        41,601     99.95     100.00
Iowa                               2               41,517       0.16     10.162      685        20,759    100.00      46.21
Kansas                             6              171,880       0.66     10.620      656        28,647     99.94       7.95
Kentucky                           8              210,967       0.81     10.348      635        26,371    100.00      58.79
Louisiana                          4              114,084       0.44     10.336      655        28,521    100.00      49.65
Maine                              1               35,568       0.14     11.875      680        35,568    100.00       0.00
Maryland                           9              453,140       1.74     11.311      645        50,349     98.67      50.29
Massachusetts                      5              265,965       1.02     11.333      640        53,193     99.97      37.72
Michigan                          31            1,101,597       4.24     10.867      660        35,535     99.79      34.81
Minnesota                         28            1,198,413       4.61     10.275      654        42,800     99.75      38.25
Mississippi                        2               70,121       0.27     11.254      655        35,060    100.00      51.83
Missouri                          15              504,869       1.94     10.723      667        33,658     99.96      21.12
Montana                            1               32,971       0.13     10.125      627        32,971    100.00     100.00
Nebraska                           2               59,994       0.23      9.668      637        29,997    100.00      64.38
Nevada                            18              839,431       3.23     10.100      687        46,635     99.82      21.78
New Jersey                         1               68,148       0.26     10.750      642        68,148    100.00       0.00
New York                           7              385,609       1.48     11.063      677        55,087     98.51      20.40
North Carolina                     9              363,742       1.40     11.052      661        40,416    100.00      27.30
Ohio                              11              345,134       1.33     10.056      662        31,376    100.00      66.99
Oregon                            18              602,641       2.32     10.454      652        33,480     99.98      63.70
Pennsylvania                       9              283,366       1.09     10.774      636        31,485    100.00      95.44
Rhode Island                       3              170,405       0.66     11.694      638        56,802    100.00      38.46
South Carolina                     6              285,526       1.10     12.157      616        47,588    100.00     100.00
Tennessee                          7              238,093       0.92      9.189      652        34,013     99.99      59.33
Texas                             87            2,663,796      10.25     10.164      670        30,618     99.95      27.68
Utah                               3               76,758       0.30     10.117      679        25,586    100.00     100.00
Virginia                          13              681,477       2.62     11.517      646        52,421    100.00      52.81
Washington                        33            1,457,909       5.61      9.900      664        44,179     99.95      59.02
West Virginia                      1               22,984       0.09     12.990      616        22,984     82.73     100.00
Wisconsin                         10              316,194       1.22      9.981      649        31,619     99.51      51.47
TOTAL:                           636          $25,980,184     100.00%    10.272%     660     $  40,849     99.73%     46.08%

(1) No more than approximately 0.80% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                                               AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                               PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE     PERCENT
 RANGE OF ORIGINAL              NUMBER OF       BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL      FULL
LOAN-TO-VALUE RATIO          MORTGAGE LOANS   OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING    LTV     DOCUMENTATION
80.01% to 85.00%                    2         $    72,260      0.28%    10.603%      617      $  36,130   82.46%       100.00%
85.01% to 90.00%                    3             124,853      0.48     10.382       650         41,618   89.98         48.02
90.01% to 95.00%                   17             698,637      2.69     10.278       652         41,096   94.91         29.55
95.01% to 100.00%                 614          25,084,433     96.55     10.271       660         40,854   99.96         46.38
TOTAL:                            636         $25,980,184    100.00%    10.272%      660      $  40,849   99.73%        46.08%

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 82.33% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 100.00% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.73%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 19.93%.

LOAN PURPOSE

                                               AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                               PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE     PERCENT
                                NUMBER OF       BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL      FULL
     LOAN PURPOSE            MORTGAGE LOANS   OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING    LTV     DOCUMENTATION
Purchase                          514         $20,545,158      79.08%   10.270%      663     $  39,971    99.85%        41.07%
Refinance - Cashout               111           4,967,807      19.12    10.258       647        44,755    99.24         66.02
Refinance - Rate/Term              11             467,219       1.80    10.505       643        42,474    99.59         54.73
TOTAL:                            636         $25,980,184     100.00%   10.272%      660     $  40,849    99.73%        46.08%

PROPERTY TYPE

                                               AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                               PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE     PERCENT
                                NUMBER OF       BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL      FULL
     PROPERTY TYPE           MORTGAGE LOANS   OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING    LTV     DOCUMENTATION
Single Family                      488        $20,025,728       77.08%   10.226%     661      $ 41,036    99.80%       47.46%
Townhouse                            5            134,580        0.52    10.233      653        26,916   100.00        16.62
Condominium                         36          1,486,157        5.72    10.200      646        41,282    99.72        47.03
Two- to Four-Family                  8            471,263        1.81    10.395      654        58,908    99.15        57.77
Planned Unit Development            99          3,862,456       14.87    10.524      658        39,015    99.45        38.19
TOTAL:                             636        $25,980,184      100.00%   10.272%     660      $ 40,849    99.73%       46.08%

DOCUMENTATION

                                               AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                               PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE     PERCENT
                                NUMBER OF       BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL      FULL
     DOCUMENTATION           MORTGAGE LOANS   OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING    LTV     DOCUMENTATION
Stated Documentation              350         $13,774,663      53.02%    10.558%     675      $ 39,356     99.73%        0.00%
Full Documentation                283          11,972,569      46.08      9.971      641        42,306     99.72       100.00
Lite Documentation                  3             232,952       0.90      8.866      717        77,651    100.00         0.00
TOTAL:                            636         $25,980,184     100.00%    10.272%     660      $ 40,849     99.73%       46.08%

OCCUPANCY

                                               AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                               PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE     PERCENT
                                NUMBER OF       BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL      FULL
       OCCUPANCY             MORTGAGE LOANS   OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING    LTV     DOCUMENTATION
Primary                           636         $25,980,184    100.00%     10.272%     660      $  40,849    99.73%      46.08%
TOTAL:                            636         $25,980,184    100.00%     10.272%     660      $  40,849    99.73%      46.08%

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                                               AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                               PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE     PERCENT
    MORTGAGE LOANS AGE          NUMBER OF       BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL      FULL
         SUMMARY             MORTGAGE LOANS   OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING    LTV     DOCUMENTATION
2                                  11         $   401,231      1.54%     10.692%     676     $   36,476   100.00%       34.19%
3                                 197           7,968,918     30.67      10.506      659         40,451    99.77        44.18
4                                 286          12,458,239     47.95      10.152      656         43,560    99.74        53.09
5                                 109           3,868,252     14.89      10.157      671         35,489    99.81        33.35
6                                  31           1,143,550      4.40      10.304      666         36,889    98.92        27.97
7                                   2             139,994      0.54       9.320      654         69,997   100.00        64.40
TOTAL:                            636         $25,980,184    100.00%     10.272%     660     $   40,849    99.73%       46.08%

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 4 months.

ORIGINAL PREPAYMENT PENALTY TERM

                                               AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                               PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE     PERCENT
    ORIGINAL PREPAYMENT         NUMBER OF       BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL      FULL
       PENALTY TERM          MORTGAGE LOANS   OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING    LTV     DOCUMENTATION
None                               280        $10,357,694       39.87%   10.113%     662     $  36,992    99.72%       41.02%
12 Months                           11            443,506        1.71    11.387      663        40,319   100.00        22.10
13 Months                            4            210,968        0.81     9.724      676        52,742   100.00        63.56
24 Months                          198          9,073,888       34.93    10.305      658        45,828    99.85        51.45
36 Months                          121          5,042,897       19.41    10.309      661        41,677    99.56        42.67
60 Months                           22            851,231        3.28    11.189      631        38,692    99.29        78.87
TOTAL:                             636        $25,980,184      100.00%   10.272%     660     $  40,849    99.73%       46.08%

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties was approximately 29 months.

CREDIT SCORES

                                               AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                               PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE     PERCENT
                                NUMBER OF       BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL      FULL
RANGE OF CREDIT SCORE        MORTGAGE LOANS   OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING    LTV     DOCUMENTATION
576 to 600                          3         $   112,480       0.43%    10.586%    593     $    37,493   100.00%       53.30%
601 to 625                        132           5,700,929      21.94     10.617     614          43,189    99.54        92.23
626 to 650                        156           6,025,966      23.19     10.374     639          38,628    99.77        49.87
651 to 675                        157           6,368,086      24.51     10.146     662          40,561    99.76        30.88
676 to 700                         94           3,776,065      14.53     10.174     687          40,171    99.69        24.37
701 to 725                         48           2,160,638       8.32      9.904     711          45,013    99.99        18.52
726 to 750                         28           1,084,312       4.17     10.209     734          38,725    99.75        10.23
751 to 775                         10             414,927       1.60      9.637     763          41,493   100.00        27.47
776 to 800                          7             288,013       1.11      9.580     782          41,145    99.99        30.72
801 to 825                          1              48,767       0.19      8.000     806          48,767   100.00       100.00
TOTAL:                            636         $25,980,184     100.00%    10.272%    660     $    40,849    99.73%       46.08%

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 588 to 806 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 660.

CREDIT GRADE

                                  AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                  PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE     PERCENT
                   NUMBER OF       BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL      FULL
CREDIT GRADE    MORTGAGE LOANS   OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING    LTV     DOCUMENTATION
A+                    521        $21,216,689      81.66%   10.159%      670     $  40,723    99.76%       35.77%
A                     103          4,187,114      16.12    10.786       613        40,652    99.52        93.29
A-                     11            529,399       2.04    10.701       619        48,127   100.00        90.08
B                       1             46,982       0.18    10.750       631        46,982   100.00            -
TOTAL:                636        $25,980,184     100.00%   10.272%      660     $  40,849    99.73%       46.08%